                                                                  EXHIBIT 10.42


                                AMENDMENT No. 2
                           TO CODE SHARING AGREEMENT

     Continental Airlines, Inc. ("Continental") and America West Airlines, Inc. ("America West") are each party to the Code Sharing Agreement dated June 29, 1994 (the "Agreement"). America West and Continental each desire to amend the Agreement as provided below. This amendment is made this 18th day of November 1999.

     NOW, THEREFORE, IT IS AGREED:

     1. Capitalized terms used herein that are not defined shall have the same meaning set forth for them in the Agreement. Except as specifically amended and modified hereby, the Agreement shall remain in effect as written.

     2. The Agreement shall be amended as follows:

        (a) Schedule 1-A and 1-B of the Agreement are hereby replaced in their entirety by the Schedule 2-A and Schedule 2-B attached hereto to designate the Shared Code Segments now operated pursuant to the Agreement and to add a list of new Shared Code Segments to be added to the Agreement effective November 1, 1999 pursuant to Section 1 of the Agreement or, with respect to International Shared Code Segments, as soon as reasonably practicable after all applicable regulatory approvals are obtained for the applicable Shared Code Segment and both parties have satisfactorily implemented mutually acceptable procedures with respect to codesharing on such international Shared Code Segments.

        (b) The last sentence of Clause 1 of the Agreement is hereby replaced in its entirety by the following:

            "Either party may, at its own discretion, by thirty (30) days prior written notice to the other party, remove a Shared Code Segment designated with an asterisk (*) as "New" on Schedules 2-A and 2-B from Schedule 2-A or Schedule 2-B, for all purposes of this Agreement.

        (c) Clause 20 of the Agreement shall be amended by substituting the words "and Amendment Nos. 1 and 2" after the word "Agreement" in the first and second sentences.

           3. Clauses 3, 20, 21, 22, 25, and 26 of the Agreement are herein incorporated by reference, mutatis mutandis.


     CONTINENTAL AIRLINES, INC.         AMERICA WEST AIRLINES, INC.


     By: /s/ Bob King                    By: /s/ Bernard Han
         ---------------------              ----------------

     Title: Staff Vice President         Title: SVP, Planning
            Corporate Development

                                                                    SCHEDULE 2-A

- -------------------------------------------------------------------------------
                                  HP* FLIGHTS
- -------------------------------------------------------------------------------
          CURRENT SEGMENTS                      NEW SEGMENTS
- -------------------------------------------------------------------------------
 SEGMENT            SEGMENT         SEGMENT       SEGMENT
- -------------------------------------------------------------------------------

 ABE-CLE*            CLE-PIT*       GSO-IAH       AMS-EWR*
 ABQ-IAH             CLE-RIC*       HNL-LAX       ANC-SEA*
 ACT-IAH*            CLE-ROC*       HOU-IAH*      BRU-EWR*
 ALB-EWR*            CLE-SBN*       HRL-IAH       EWR-ZRH*
 ATL-IAH*            CLE-SYR*       IAD-IAH*
 AUS-IAH             CLE-YYZ*       IAH-ILE*
 BDL-CLE*            CLL-IAH*       IAH-IND
 BDL-EQR*            CLT-IAH*       IAH-JAN*
 BDL-IAH*            CMH-EWR        IAH-JAX
 BGR-EWR*            CMH-IAH        IAH-LAS
 BHM-IAH*            CRP-IAH        IAH-LGA*
 BHX-EWR*            CVG-IAH*       IAH-LIT
 BNA-IAH*            DCA-IAH*       IAH-MCO
 BRO-IAH             DTW-IAH        IAH-MEM*
 BTR-IAH*            DUB-EWR*       IAH-MFE
 BTV-EWR*            DUS-EWR*       IAH-MIA
 BUF-CLE*            ELP-IAH        IAH-MLU*
 BUF-EWR*            EWR-FRA*       IAH-MOB*
 BWI-CLE*            EWR-GLA*       IAH-MSY
 CAK-CLE*            EWR-LAS        IAH-PBI
 CDG-EWR*            EWR-MAN*       IAH-PHL
 CDG-IAH*            EWR-MDT*       IAH-PHX
 CLE-CMH*            EWR-MHT*       IAH-PIT
 CLE-CVG*            EWR-ORF        IAH-PNS
 CLE-DCA*            EWR-PHL*       IAH-RDU*
 CLE-DEN             EWR-PHX        IAH-RSW
 CLE-DTW*            EWR-PVD        IAH-SDF
 CLE-FNT*            EWR-PWM        IAH-SHV*
 CLE-IAD*            EWR-RIC*       IAH-SJO*
 CLE-IAH             EWR-ROC*       IAH-SJU*
 CLE-LAN*            EWR-SNN*       IAH-TPA
 CLE-LEX*            EWR-SYR*       IAH-TUS
 CLE-LGA*            EWR-YOW*       IAH-TYR*
 CLE-MBS*            EWR-YUL*       IAH-YYZ*
 CLE-MDT*            EWR-YYZ*
 CLE-PHL*            FLL-IAH

                                                                    SCHEDULE 2-B

               CO* FLIGHTS
- ----------------------------------------
            CURRENT SEGMENTS
- ----------------------------------------
SEGMENT         SEGMENT         SEGMENT
- ----------------------------------------
BUR-LAS         LAS-ONT         OAK-PHX
BUR-PHX         LAS-PDX         ONT-PHX
CMH-LAS         LAS-RNO         PDX-PHX
CMH-EWR         LAS-SAN         PHX-PSP
DEN-PHX         LAS-SEA         PHX-RNO
EWR-LAS         LAS-SFO         PHX-SAN
EWR-PHX         LAS-SLC         PHX-SEA
IAH-LAS         LAS-SMF         PHX-SFO
IAH-PHX         LAS-TUS         PHX-SJC
LAS-LAX         LAX-PHX         PHX-SLC
LAS-MDW         LGB-PHX         PHX-SMF
LAS-OAK         MCO-PHX         PHX-TUS